PROMISSORY NOTE

U.S.  $149,023.54                                               DATE:_________
      -----------


     FOR VALUE RECEIVED, on the dates and in the amount set forth herein, Chicago Pizza & Brewery Inc. With an address 400 E. Huntington Drive, Arcadia,
    ------------------------                 ---------------------------------
CA  91006  (the  "Borrower"),  unconditionally promises to pay to the order of
---------
Lexington Capital Corporation, an Illinois corporation ("Lender"), at 420 Lake
---
Cook  Rd.,  Suite  101, Deerfield, IL 60015, the principal sum of $149,023.54,
                                                                  -----------
together with accrued interest on said principal remaining unpaid from time to time, computed from the date of this Note until paid at a fixed rate of interest of ________% per annum. The principal of and interest upon this Note shall be paid in equal monthly installments of $2,597.64 each month thereafter. If not sooner paid, all remaining outstanding principal and accrued interest shall be due and payable in full on 2/15/2006 (the "Maturity
                                                     ---------
Date"). Borrower may prepay this Note, in full or in part, at any time prior to the Maturity Date without penalty.

     Borrower represents and warrants that he will use all of the proceeds advanced by Lender to Borrower under this Note solely for business purposes.

     If (i) any sum, principal or interest, payable under this Note is not paid within 10 days following the date when due. (ii) Borrower breaches or defaults in any of his other obligations or representations under the Note or
(iii) Borrower breaches or defaults in any of his obligations or representations under the Pledge and Security Agreement (the "Pledge and Security Agreement") between Borrower and Lender dated as of the date of this Note, all remaining unpaid principal accrued interest and other amounts owing hereunder shall, at the Lender's sole option, become immediately due and payable in full and all amounts shall there after bear interest at a default rate of 18% per annum. If default is made in the prompt payment of the Note when due and the same is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through bankruptcy or other judicial proceedings, then Borrower agrees and promises to pay to Lender reasonable attorney's fees and costs of collection. Additionally, Lender shall have the right, at its sole option, to reduce any claim to judgment and/or pursue and enforce any of Lender's rights and remedies available pursuant to any applicable law or agreement.

     Borrower and any and all endorsers, guarantors and sureties severally waive all notices, demands for payment, presentment for payment, protest and notice of protest, any other notices of any kind, filing of suit hereon for the purpose of fixing liability and diligence in tanking any action to collect amounts called for hereunder, and consent that the time of payment hereof may be extended and re-extended from time to time without notice to them or any of them.

This Note and all questions regarding its interpretation, construction and enforcement shall be governed by the domestic laws of the State of Colorado, without regard to conflicts of laws or principles. Borrower hereby consents to the non-exclusive jurisdictions any State of Federal Court located in the state of Colorado with respect to any such action, Borrower hereby forever waives and agrees not to assert any defenses to the jurisdiction of such courts. BORROWER WAIVES ANY RIGHT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR THE PLEDGE AND SECURITY AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER, COURSE ACTION OF LENDER OR ANY OTHER PARTY.

     No waiver by Lender of any of its rights or remedies hereunder or any other document evidencing this Note or otherwise shall be considered a waiver of any other or subsequent remedy or right of Lender: no delay or omission in the exercise or enforcement by Lender of rights or remedies shall ever be construed as a waiver of any right or remedy of Lender; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender.

     All of Borrower's obligations under this Note are secured by the Pledge and Security Agreement. Borrower further covenants and agrees to provide Lender with the following: (i) on or prior to March 31 of each calendar year, a current personal financial statement for Borrower; (ii) within 10 days after the date when filed with the IRS, copies of all Borrower's income tax returns;
(iii) within 10 days after notice of Lender, copies of such additional financial information or records concerning Borrower represents and warrants that all financial statements and other information provided to Lender hereunder will be true, complete and accurate as of the date provided to Lender.

                                        Borrower: Chicago Pizza & Brewery Inc.
                                        /s/  Paul A Moteko
                                        ------------------

                                       Paul A Montenko-Cheif Executive Officer

                                PROMISSORY NOTE

U.S  $57,196.03                                                 DATE:_________
     ----------


     FOR VALUE RECEIVED, on the dates and in the amount set forth herein, Chicago Pizza & Brewery Inc. With an address 400 E. Huntington Drive, Arcadia,
    ------------------------                 ---------------------------------
CA  91006  (the  "Borrower"),  unconditionally promises to pay to the order of
---------
Lexington Capital Corporation, an Illinois corporation ("Lender"), at 420 Lake
---
Cook  Rd.,  Suite  101,  Deerfield, IL 60015, the principal sum of $57,196.03,
                                                                    ---------
together with accrued interest on said principal remaining unpaid from time to time, computed from the date of this Note until paid at a fixed rate of interest of ________% per annum. The principal of and interest upon this Note shall be paid in equal monthly installments of $ 1,049.94 each month
                                                          --------
thereafter. If not sooner paid, all remaining outstanding principal and accrued interest shall be due and payable in full on 2/15/2002 (the "Maturity
                                                     ---------
Date"). Borrower may prepay this Note, in full or in part, at any time prior to the Maturity Date without penalty.

     Borrower represents and warrants that he will use all of the proceeds advanced by Lender to Borrower under this Note solely for business purposes.

     If (i) any sum, principal or interest, payable under this Note is not paid within 10 days following the date when due. (ii) Borrower breaches or defaults in any of his other obligations or representations under the Note or
(iii) Borrower breaches or defaults in any of his obligations or representations under the Pledge and Security Agreement (the "Pledge and Security Agreement") between Borrower and Lender dated as of the date of this Note, all remaining unpaid principal accrued interest and other amounts owing hereunder shall, at the Lender's sole option, become immediately due and payable in full and all amounts shall there after bear interest at a default rate of 18% per annum. If default is made in the prompt payment of the Note when due and the same is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through bankruptcy or other judicial proceedings, then Borrower agrees and promises to pay to Lender reasonable attorney's fees and costs of collection. Additionally, Lender shall have the right, at its sole option, to reduce any claim to judgment and/or pursue and enforce any of Lender's rights and remedies available pursuant to any applicable law or agreement.

     Borrower and any and all endorsers, guarantors and sureties severally waive all notices, demands for payment, presentment for payment, protest and notice of protest, any other notices of any kind, filing of suit hereon for the purpose of fixing liability and diligence in tanking any action to collect amounts called for hereunder, and consent that the time of payment hereof may be extended and re-extended from time to time without notice to them or any of them.

This Note and all questions regarding its interpretation, construction and enforcement shall be governed by the domestic laws of the State of Colorado, without regard to conflicts of laws or principles. Borrower hereby consents to the non-exclusive jurisdictions any State of Federal Court located in the state of Colorado with respect to any such action, Borrower hereby forever waives and agrees not to assert any defenses to the jurisdiction of such courts. BORROWER WAIVES ANY RIGHT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR THE PLEDGE AND SECURITY AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER, COURSE ACTION OF LENDER OR ANY OTHER PARTY.

     No waiver by Lender of any of its rights or remedies hereunder or any other document evidencing this Note or otherwise shall be considered a waiver of any other or subsequent remedy or right of Lender: no delay or omission in the exercise or enforcement by Lender of rights or remedies shall ever be construed as a waiver of any right or remedy of Lender; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender.

     All of Borrower's obligations under this Note are secured by the Pledge and Security Agreement. Borrower further covenants and agrees to provide Lender with the following: (i) on or prior to March 31 of each calendar year, a current personal financial statement for Borrower; (ii) within 10 days after the date when filed with the IRS, copies of all Borrower's income tax returns;
(iii) within 10 days after notice of Lender, copies of such additional financial information or records concerning Borrower represents and warrants that all financial statements and other information provided to Lender hereunder will be true, complete and accurate as of the date provided to Lender.

                                        Borrower: Chicago Pizza & Brewery Inc.

                                       /s/  Paul A. Motenko
                                       --------------------
                                       Paul A Montenko-Cheif Executive Officer

                                PROMISSORY NOTE

U.S.  $493,384.82                                               DATE:_________
      -----------


     FOR VALUE RECEIVED, on the dates and in the amount set forth herein, Chicago Pizza & Brewery Inc. With an address 400 E. Huntington Drive, Arcadia,
    ------------------------                 ---------------------------------
CA  91006  (the  "Borrower"),  unconditionally promises to pay to the order of
---------
Lexington Capital Corporation, an Illinois corporation ("Lender"), at 420 Lake
---
Cook  Rd.,  Suite  101, Deerfield, IL 60015, the principal sum of $493,384.82,
                                                                   ----------
together with accrued interest on said principal remaining unpaid from time to time, computed from the date of this Note until paid at a fixed rate of interest of ________% per annum. The principal of and interest upon this Note shall be paid in equal monthly installments of $8,528.72 each month
                                                        --------
thereafter. If not sooner paid, all remaining outstanding principal and accrued interest shall be due and payable in full on 2/15/2006 (the "Maturity
                                                      ---------
Date"). Borrower may prepay this Note, in full or in part, at any time prior to the Maturity Date without penalty.

     Borrower represents and warrants that he will use all of the proceeds advanced by Lender to Borrower under this Note solely for business purposes.

     If (i) any sum, principal or interest, payable under this Note is not paid within 10 days following the date when due. (ii) Borrower breaches or defaults in any of his other obligations or representations under the Note or
(iii) Borrower breaches or defaults in any of his obligations or representations under the Pledge and Security Agreement (the "Pledge and Security Agreement") between Borrower and Lender dated as of the date of this Note, all remaining unpaid principal accrued interest and other amounts owing hereunder shall, at the Lender's sole option, become immediately due and payable in full and all amounts shall there after bear interest at a default rate of 18% per annum. If default is made in the prompt payment of the Note when due and the same is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through bankruptcy or other judicial proceedings, then Borrower agrees and promises to pay to Lender reasonable attorney's fees and costs of collection. Additionally, Lender shall have the right, at its sole option, to reduce any claim to judgment and/or pursue and enforce any of Lender's rights and remedies available pursuant to any applicable law or agreement.

     Borrower and any and all endorsers, guarantors and sureties severally waive all notices, demands for payment, presentment for payment, protest and notice of protest, any other notices of any kind, filing of suit hereon for the purpose of fixing liability and diligence in tanking any action to collect amounts called for hereunder, and consent that the time of payment hereof may be extended and re-extended from time to time without notice to them or any of them.

This Note and all questions regarding its interpretation, construction and enforcement shall be governed by the domestic laws of the State of Colorado, without regard to conflicts of laws or principles. Borrower hereby consents to the non-exclusive jurisdictions any State of Federal Court located in the state of Colorado with respect to any such action, Borrower hereby forever waives and agrees not to assert any defenses to the jurisdiction of such courts. BORROWER WAIVES ANY RIGHT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR THE PLEDGE AND SECURITY AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER, COURSE ACTION OF LENDER OR ANY OTHER PARTY.

     No waiver by Lender of any of its rights or remedies hereunder or any other document evidencing this Note or otherwise shall be considered a waiver of any other or subsequent remedy or right of Lender: no delay or omission in the exercise or enforcement by Lender of rights or remedies shall ever be construed as a waiver of any right or remedy of Lender; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender.

     All of Borrower's obligations under this Note are secured by the Pledge and Security Agreement. Borrower further covenants and agrees to provide Lender with the following: (i) on or prior to March 31 of each calendar year, a current personal financial statement for Borrower; (ii) within 10 days after the date when filed with the IRS, copies of all Borrower's income tax returns;
(iii) within 10 days after notice of Lender, copies of such additional financial information or records concerning Borrower represents and warrants that all financial statements and other information provided to Lender hereunder will be true, complete and accurate as of the date provided to Lender.

                                        Borrower: Chicago Pizza & Brewery Inc.

                                       /s/  Paul A. Motenko
                                       --------------------
                                       Paul A Montenko-Cheif Executive Officer